EMPOWER FUNDS, INC.
(“Empower Funds”)
Empower Core Strategies: U.S. Equity Fund
Institutional Class Ticker: MXEBX
Investor Class Ticker: MXETX
(the “Fund”)
Summary Prospectus
April 30, 2024
Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund, including the Statement of Additional
Information and most recent reports to shareholders, online at www.empower.com/investments/empower-funds/fund-
documents. You can also get this information at no cost by calling (866) 831-7129 or by sending an email request to
empowerfunds@empower.com. The current Prospectus and Statement of Additional Information, both dated April 30, 2024, are incorporated by reference as a matter of law into this Summary Prospectus, which means they are legally part of this
Summary Prospectus.

Investment Objective
The Fund seeks long-term growth of capital.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. In addition to the fees and expenses described below, you may be required to pay your financial professional brokerage commissions when you purchase or sell shares of the Fund, which are not reflected in the table or example.
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee	None
Exchange Fee	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Institutional Class	Investor Class
Management Fees	0.47%	0.47%
Distribution and Service (12b-1) Fees	0.00%	0.00%
Total Other Expenses	0.12%	0.44%
Shareholder Services Fees	0.00%	0.35%
Other Expenses	0.12%	0.09%
Total Annual Fund Operating Expenses	0.59%	0.91%
Fee Waiver and Expense Reimbursement[1]	0.04%	0.01%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement	0.55%	0.90%
1
The investment adviser has contractually agreed to waive management fees or reimburse expenses if Total Annual Fund Operating Expenses of any Class exceed 0.55% of the Class's average daily net assets, excluding Distribution and Service (12b-1) Fees, Shareholder Services Fees, brokerage expenses, taxes, dividend interest on short sales, interest expenses, and any extraordinary expenses, including litigation costs (the “Expense Limit”). The agreement’s current term ends on April 30, 2025, and automatically renews for one-year terms unless it is terminated upon termination of the investment advisory agreement or by Empower Funds or the investment adviser upon written notice within 90 days of the end of the current term. Under the agreement, the investment adviser may recoup, subject to the approval of the Board of Directors of Empower Funds, these waivers and reimbursements in future periods, not exceeding three years following the particular waiver/reimbursement, provided Total Annual Fund Operating Expenses of the Class plus such recoupment do not exceed the lesser of the Expense Limit that was in place at the time of the waiver/reimbursement or the Expense Limit in place at the time of recoupment.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The Example also assumes that the Expense Limit is in place for the first year, that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Fund’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Institutional Class	$56	$185	$325	$734
Investor Class	$92	$289	$503	$1,119
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate generally indicates higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s turnover rate was 76% of the average value of its portfolio.
Principal Investment Strategies
Below is a summary of the principal investment strategies of the Fund.
The Fund will, under normal circumstances, invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of U.S. companies. The Fund currently expects (as of the date of this Prospectus) to invest 60-90% of its net assets in equity securities of large capitalization (“large cap”) companies that, at the time of purchase, are similar in size to companies in the Russell 1000® Index and 10-40% of its net assets in equity securities of small capitalization (“small cap”) companies that, at the time of purchase, are similar in size to companies in the Russell 2000® Index; however the Fund may have exposure to U.S. stocks across any market capitalization and style and the Fund’s exposure will vary from time to time across sectors.
Equity securities include common stock and other investment instruments such as exchange-traded funds (“ETFs”) that track the return of a broad-based U.S. securities index. The Fund may also invest in derivatives, including but not limited to, futures contracts and forward foreign currency contracts.
Empower Capital Management, LLC (“ECM”) is the Fund’s investment adviser and, subject to the approval of the Board of Directors of Empower Funds (the “Board”), selects the Fund’s sub-advisers and monitors their performance on an ongoing basis. The Fund’s investment portfolio is managed by four sub-advisers: Irish Life Investment Managers Limited (“ILIM”), J.P. Morgan Investment Management Inc. (“JPMorgan”), Loomis, Sayles & Company, L.P. (“Loomis Sayles”) and Putnam Investment Management, LLC (“Putnam”) (each, a “Sub-Adviser,” and collectively, the “Sub-Advisers”).

•ILIM utilizes a passive investment strategy designed to track, as closely as possible, the performance of the Standard & Poor’s 500® Index (“S&P 500 Index”) by investing in the common stocks of each company in the S&P 500 Index in approximately the same proportion as their weighting in the S&P 500 Index.

•JPMorgan invests primarily in equity securities of large, well-established U.S. companies with a market capitalization equal to those within the universe of the Russell 1000® Growth Index at the time of purchase. JPMorgan employs a fundamental bottom-up approach that seeks to identify companies with positive price momentum and attractive fundamental dynamics.

•Loomis Sayles seeks to build a small cap portfolio of common stocks of companies that the portfolio managers believe are undervalued in the market and have favorable prospects for recovery. Loomis Sayles believes that known and recurring inefficiencies are available in the small cap market, and through a repeatable investment process, seeks to invest in higher quality businesses trading at a discount to intrinsic value utilizing rigorous fundamental research.

•Putnam invests mainly in common stocks of large and midsize U.S. companies, with a focus on value stocks that offer the potential for capital growth, current income, or both. Putnam integrates environmental, social, and governance (“ESG”) considerations into its fundamental research process and investment decision-making when the portfolio managers consider them material and relevant. ESG considerations are only one component in the evaluation of eligible investments and may not be a determinative factor in the final investment decision.

ECM maintains a strategic allocation of the Fund’s assets with each Sub-Adviser and reviews the asset allocations on a quarterly basis, or more frequently as deemed necessary. As of the date of this Prospectus, the target asset allocation is a 50% allocation of the Fund’s assets to ILIM, a 10% allocation of the Fund’s assets to JPMorgan, a 20% allocation of the Fund’s assets to Loomis Sayles, and a 20% allocation of the Fund’s assets to Putnam. Actual allocations may vary from the target allocations and ECM may change the asset allocations at any time without shareholder notice or approval.
Principal Investment Risks
Below is a summary of the principal investment risks of investing in the Fund. These risks are presented in an order that reflects ECM’s current assessment of relative importance, but this assessment could change over time as the Fund’s portfolio changes or in light of changes in the market or the economic environment, among other things. The Fund is not required to and will not update this Prospectus solely because its assessment of the relative importance of the principal risks of investing in the Fund changes. There can be no assurance that the Fund will achieve its investment objective.
Equity Securities Risk - The value of equity securities held by the Fund may decline as a result of factors directly related to a company, a particular industry or industries, or general market conditions that are not specifically related to a company or an industry.
Market Risk - The value of the Fund's investments may decrease, sometimes rapidly or unexpectedly, due to factors affecting specific issuers held by the Fund, particular industries represented in the Fund's portfolio, or the overall securities markets. A variety of factors can increase the volatility of the Fund's holdings and markets generally, including political or regulatory developments, recessions, inflation, rapid interest rate changes, war or acts of terrorism, sanctions, natural disasters, outbreaks of infectious illnesses or other widespread public health issues, or adverse investor sentiment generally. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others. These adverse developments may cause broad declines in an issuer’s value due to short-term market movements or for significantly longer periods during more prolonged market downturns.
Large Size Company Risk - Large size companies are generally more mature and may be unable to respond as quickly as smaller companies to new competitive challenges, such as changes in technology and consumer tastes, and may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.
Small and Medium Size Company Risk - The stocks of small and medium size companies often trade in lower volumes, may be less liquid, and are subject to greater or more unpredictable price changes than stocks of larger companies. Such companies may also have limited markets, financial resources or product lines, may lack management depth, and may be more vulnerable to adverse business or market developments. Accordingly, stocks of small and medium size companies tend to be more sensitive to changing economic, market, and industry conditions and tend to be more volatile and less liquid than stocks of larger companies, especially over the short term, and are more likely not to survive or accomplish their goals with the result that the value of their stock could decline significantly. In addition, there may be less publicly available information concerning small and medium size companies upon which to base an investment decision.
Value Stock Risk - A “value” style of investing is subject to the risk that returns on “value” stocks are less than returns on other styles of investing or the overall stock market. Value stocks tend to trade at lower price-to-book and price-to-earnings ratios, which suggest the market as a whole views their potential future earnings as limited.
Growth Stock Risk - A “growth” style of investing is subject to the risk that returns on “growth” stocks are less than returns on other styles of investing or the overall stock market. Growth stocks can be volatile for several reasons. Since they usually reinvest a high proportion of earnings in their own business, they may not pay the dividends usually associated with value stocks that can cushion their decline in a falling market. Also, since investors buy these stocks because of the expected superior earnings growth, earnings disappointments may result in sharp price declines.
Derivatives Risk - The use of derivatives, including but not limited to futures contracts and forward foreign currency contracts, may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. These risks include imperfect correlations with underlying investments or the Fund’s other portfolio holdings, the risk that a derivative could expose the Fund to the risk of magnified losses resulting from leverage, the risk that a counterparty may be unwilling or unable to meet its obligations, high price volatility, liquidity risk, segregation risk, valuation risk and legal restrictions.
Index Risk - Because the ILIM sub-advised portion of the Fund is not actively managed but is designed to track the performance of the S&P 500 Index, investors should generally expect the value of the ILIM sub-advised portion of the Fund to decline when the performance of the S&P 500 Index declines. There is no guarantee that the Fund will achieve a high degree of correlation to the

S&P 500 Index. Additionally, the S&P 500 Index may perform unfavorably and/or underperform the market as a whole. As a result, the ILIM sub-advised portion of the Fund may have poor investment results even if it closely tracks the performance of the S&P 500 Index because the adverse performance of a particular security normally will not result in eliminating the security from the ILIM sub-advised portion of the Fund.
Tracking Error Risk - The ILIM sub-advised portion of the Fund may not be able to precisely track the performance of the S&P 500 Index. Unlike the ILIM sub-advised portion of the Fund, the performance of the S&P 500 Index is not impacted by fees and expenses, including trading costs associated with implementing portfolio changes. In addition, the ILIM sub-advised portion of the Fund may own less than all the securities of the S&P 500 Index, which also may cause a variance between the performance of the ILIM sub-advised portion of the Fund and the performance of the S&P 500 Index. Tracking error risk may cause the ILIM sub-advised portion of the Fund’s performance to be less than expected.
Management Risk - A strategy, investment decision, technique, analysis, or model used by the portfolio managers may fail to produce the intended results or imperfections, errors or limitations in the tools and data used by the portfolio managers may cause unintended results. Therefore, the Fund could underperform in comparison to other funds with similar objectives and investment strategies and may generate losses even in a favorable market.
Exchange-Traded Fund Risk - Shares in an ETF represent an interest in a portfolio of securities generally designed to track the performance of a particular market index. The Fund could purchase shares issued by an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market, for example, while awaiting purchase of underlying securities. The risks associated with owning an ETF generally reflect the risks of owning the underlying securities it is designed to track, although ETFs have management fees that increase their costs. Fund shareholders indirectly bear their proportionate share of the expenses of the ETFs in which the Fund invests. An ETF may trade at a premium or discount; and as a result, the Fund may pay more than net asset value when purchasing shares and receive less than net asset value when selling shares.
Environmental, Social and Governance Considerations Risk - The Fund’s portfolio selection strategy is not solely based on ESG considerations, and therefore the issuers in which the Fund invests may not be considered ESG-focused companies. Consideration of ESG factors may affect the Fund’s exposure to certain issuers or industries and may not work as intended. While ESG considerations may have the potential to contribute to the Fund’s long-term performance, there is no guarantee that such results will be achieved.
Multi-Manager Risk - Because the Sub-Advisers make investment decisions independently, it is possible that the security selection processes of the Sub-Advisers may not complement one another, and the Fund may have buy and sell transactions in the same security on the same day.
Portfolio Turnover Risk - High portfolio turnover rates generally result in higher transaction costs (which are borne directly by the Fund and indirectly by shareholders) and may result in higher taxes when Fund shares are held in a taxable account.
An investment in the Fund is not a deposit with a bank, is not insured, endorsed or guaranteed by the FDIC or any government agency, and is subject to the possible loss of your original investment.
Performance
The bar chart and table below provide an indication of the risk of investment in the Fund by showing the performance of the Fund’s Institutional Class shares for each full calendar year since inception and by comparing the Fund's average annual total returns to the performance of a broad-based securities market index. The returns shown below (before and after taxes) are historical and are not an indication of future performance. Total return figures assume reinvestment of dividends and capital gains distributions and include the effect of the Fund’s recurring expenses.
Updated performance information may be obtained at www.empower.com/investments/empower-funds/fund-documents (the website does not form a part of this Prospectus).

Calendar Year Total Returns for Institutional Class Shares

	Quarter Ended	Total Return
Best Quarter	June 30, 2020	23.14%
Worst Quarter	March 31, 2020	-22.73%
Average Annual Total Returns for the Periods Ended December 31, 2023
	One Year	Five Years	Since Inception	Inception Date
Institutional Class before taxes	23.27%	15.23%	11.02%	6/25/2018
Institutional Class after taxes on distributions	21.23%	13.55%	9.50%
Institutional Class after taxes on distributions and sale of fund shares	13.82%	11.80%	8.36%
Russell 3000® Index (reflects no deduction for fees, expenses or taxes)	25.96%	15.16%	11.60%
Investor Class before taxes	22.79%	N/A	12.01%	9/3/2020
Russell 3000® Index (reflects no deduction for fees, expenses or taxes)	25.96%	N/A	10.23%
After-tax returns are shown for Institutional Class shares only and will vary for Investor Class shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown do not apply to investors who are tax-exempt or who hold Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”).
Investment Adviser
ECM
Sub-Advisers
ILIM, JPMorgan, Loomis Sayles, and Putnam

Portfolio Managers
Name	Title	Portfolio Manager of Fund Since
ILIM
Nicola Dowdall	Head of ETFs & Affiliates	2018
Michael Lynch, CFA	Head of Index Solutions	2018
Peter Leonard, CFA	Head of Indexation Equity	2018
JPMorgan
Giri Devulapally, CFA	Managing Director	2018
Larry H. Lee	Managing Director	2020
Holly Morris	Managing Director	2020
Joseph Wilson	Managing Director	2020
Robert Maloney	Executive Director	2023
Loomis Sayles
Joseph R. Gatz, CFA	Portfolio Manager	2018
Jeffrey Schwartz, CFA	Portfolio Manager	2018
Putnam
Darren Jaroch, CFA	Portfolio Manager	2018
Lauren B. DeMore, CFA	Portfolio Manager	2019
Purchase and Sale of Fund Shares
Fund shares are available through certain broker-dealers, custodians or trustees of IRAs, or other financial intermediaries who have entered into agreements with Empower Financial Services, Inc., Empower Funds’ principal underwriter and distributor (the “Distributor”), to make the shares available (each, a “financial intermediary”).
You can purchase or redeem shares by contacting your financial intermediary. The financial intermediary is responsible for forwarding all necessary documentation to the Distributor. You may purchase or redeem shares of the Fund on any business day that Empower Funds is open. Your financial intermediary may have different requirements or fees for opening an account and/or for the processing of purchase and redemption orders, or may be closed at times when the New York Stock Exchange (“NYSE”) or Empower Funds is open. Redemption proceeds normally will be sent within three business days after your payment request is received in good order, but in any event within seven days, except that your proceeds may be delayed for up to ten days if your share purchase was made by check. Purchases, redemptions, and exchanges also may be restricted in the event of an early or unscheduled close of the NYSE, as permitted by the SEC. The Fund does not have any initial or subsequent investment minimums. The Fund reserves the right to reject any purchase order.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or capital gains (or a combination of both) unless you are investing through a tax-advantaged arrangement such as an IRA, in which case you will generally be taxed upon withdrawal of monies from the arrangement, or you are tax-exempt.
Payments to Broker-Dealers and Other Financial Intermediaries
Companies related to the Fund may make payments to broker-dealers and other financial intermediaries for the sale of Fund shares and/or other services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.